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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





      Date of Report (Date of earliest event reported):  December 9, 1996


                        VIDEO LOTTERY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




  Delaware                       0-19322                81-0470853
  (State or other                (Commission            (I.R.S. Employer
  jurisdiction                   File Number)           Identification No.)
  of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
             (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)









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ITEM 5.       OTHER EVENTS

     On December 9, 1996, the Special Committee of the Board of Directors of Video Lottery Technologies, Inc. (VLT) responded by letter to Mr. William Spier with respect to his proposal to acquire VLT. A copy of the letter to Mr. William Spier is attached as Exhibit 5.1 hereto.




ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

              Exhibit 5.1 Letter by the Special Committee of the Board of Directors of Video Lottery Technologies, Inc., to Mr. William Spier, dated December 9, 1996.















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                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VIDEO LOTTERY TECHNOLOGIES, INC.



Date:  December 10, 1996                  /s/ Janet M. Bjork
                                          -----------------------------------
                                          Janet M. Bjork
                                          Assistant Secretary
                                          (authorized to sign on
                                          behalf of Registrant)









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                                    EXHIBIT INDEX



Exhibit                                                       Page
Number   Description                                         Number
-------  -----------                                         ------

5.1      Letter to William Spier dated December 9, 1996        5
































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